RYDEX INVESTMENTS
ESSENTIAL FOR MODERN MARKETS(R)

October 5, 2007

NOTICE OF ADJOURNMENT OF THE SPECIAL JOINT MEETING OF SHAREHOLDERS

Dear Valued Shareholder,

WE NEED YOUR HELP. The October 4, 2007 special joint meeting of shareholders has been adjourned to November 1, 2007 for the purpose of voting on the proposals described in the Proxy Statement dated September 6, 2007. The meeting, as adjourned, will reconvene at the office of Rydex Investments, 9601 Blackwell Road, Rockville, Maryland 20850, on Thursday, November 1, 2007 at 4:30 p.m. Eastern Time.

WE ARE WRITING TO YOU BECAUSE OUR RECORDS INDICATE THAT YOU ARE AMONG THE SHAREHOLDERS WHO HAVE NOT YET CAST THEIR PROXY VOTE FOR THIS MEETING. It is critical that we receive sufficient shareholder participation. Please help us. We need your proxy vote, no matter how many shares you own. By voting your shares today you will help us avoid another adjournment of this meeting. An additional copy of your proxy card is enclosed with this letter. More information regarding this meeting can be found in the proxy statement, which was previously mailed to you. If you need another copy of the proxy statement, have any proxy related questions, or want to vote your proxy by phone, please call 877.256.6082 for assistance. I thank you in advance for your help with this matter.

RYDEX INVESTMENTS has made it very easy for you to vote.

CHOOSE ONE OF THE FOLLOWING METHODS:

SPEAK to a live Proxy Specialist by calling our toll-free proxy hotline at 877.256.6082.

We can answer any of your questions and record your vote. Representatives are available to record your vote Monday through Friday 9:30 a.m. to 9 p.m. Eastern Time and between 10 a.m. and 6 p.m. Eastern Time on Saturday.

LOG ON to the website noted on your proxy card, enter the control number printed on the card and vote by following the on-screen prompts.

CALL the phone number on the proxy card, enter the control number printed on the card and follow the touchtone prompts.

MAIL IN your signed proxy card in the envelope provided. Please allow enough time for your vote to be received by November 1, 2007.

Sincerely,

/s/Carl G. Verboncoeur
--------------------------------------------------------
President and Chief Executive Officer, Rydex Investments

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       ESSENTIAL FOR MODERN MARKETS(TM)


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   VOTING VIA THE TELEPHONE                     VOTING VIA THE INTERNET                  VOTING VIA THE MAIL
------------------------------------------------------------------------------------------------------------------------------------
     o  Read the Proxy Statement and have         o  Read the Proxy Statement and          o  Read the Proxy Statement.
        the Proxy Card at hand.                      have the Proxy Card at hand.          o  Check the appropriate boxes
     o  Call toll-free 1-800-454-8683             o  Log on to WWW.PROXYWEB.COM.              on the reverse side.
     o  Follow the recorded instructions.         o  Follow the on-line instructions.      o  Sign and date the Proxy Card.
                                                                                           o  Return the Card in the
                                                                                              envelope provided.
------------------------------------------------------------------------------------------------------------------------------------
                                 IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.
                                                                              ------


                                                            ----------------------------------------------------------------
                                                               STOP [Graphic Omitted]        IT IS IMPORTANT THAT YOU
                                                                                             VOTE YOUR PROXY QUICKLY, NO
                                                                                             MATTER HOW MANY SHARES
                                                                                             YOU OWN.
                                                            ----------------------------------------------------------------

999 999 999 999 99                                         RYDEX ETF TRUST
                                                                PROXY
                                    FOR SPECIAL JOINT MEETING OF SHAREHOLDERS ON OCTOBER 4, 2007
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/TRUST NAME PRINTS HERE

The undersigned  hereby appoints Joanna Haigney and Michael Byrum, or either of them,  proxy,  with full power of  substitution,  to represent  and vote,  as designated  on the reverse  side,  all shares of stock the  undersigned  is entitled to vote at the Special
Meeting of Joint  Shareholders  of Rydex Funds,  to be held at the offices of Rydex  Investments,  9601 Blackwell  Road,  Suite 500,
Rockville,  MD 20850 on Thursday,  October 4, 2007 at 4:30 p.m.  Eastern Time, or at any  adjournment  thereof,  with respect to the matters set forth on the reverse and described in the accompanying  Notice of Special Joint Meeting and Proxy Statement,  receipt of which is hereby acknowledged.

                                                                                                   DATED:                     , 2007
                                                                                                          --------------------

                                                                             ------------------------------------------------------
                                                                             |                                                     |
                                                                             |                                                     |
                                                                             ------------------------------------------------------
                                                                             Signature(s)                          (SIGN IN THE BOX)
                                                                             (Please sign exactly as name appears at left)
                                                                             (If stock is owned by more than one person,  all owners
                                                                             should   sign.    Persons    signing   as    executors,
                                                                             administrators,   trustees  or  in  similar  capacities
                                                                             should so indicate.)
                                                                                                                      RYDEX ETF - SD
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
                           PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X|
                                                 PLEASE DO NOT USE FINE POINT PENS.

                                       WHEN PROPERLY SIGNED, SHARES REPRESENTED BY THIS PROXY
                                            WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER.

                                IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR THE PROPOSAL
                                                                                     ---
                               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE
                                                          "FOR" PROPOSAL 1.

                                                                                      FOR     AGAINST   ABSTAIN
                  1. THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN      |_|       |_|       |_|
                     RYDEX ETF TRUST AND PADCO ADVISORS II, INC.* (All Funds)

                  * PADCO Advisors, Inc. and PADCO Advisors II, Inc. collectively do business as Rydex Investments.

                                              PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                                                  RYDEX ETF - SD
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[LOGO] RYDEXINVESTMENTS
       ESSENTIAL FOR MODERN MARKETS(TM)

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
                              ----  ---------------------------------  -----------------------------  ------------------------------
                                        VOTING VIA THE TELEPHONE          VOTING VIA THE INTERNET          VOTING VIA THE MAIL
                                    o  Read  the  Proxy Statement and  o  Read  the Proxy  Statement  o  Read the  Proxy Statement.
                              ----     have the Proxy Card at hand.       and have the Proxy Card at  o  Check    the   appropriate
                              STOP  o  Call toll-free 1-888-221-0697.     hand.                          boxes on the reverse side.
                              ----  o  Follow the recorded             o  Log on to WWW.PROXYWEB.COM  o  Sign, date and  return the
                                       instructions.                   o  Follow the on-line             Proxy Card in the envelope
                                                                          instructions.                  provided.
                              ----  ---------------------------------  -----------------------------  ------------------------------
-----------------------                       IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.
999  999  999  999  99 <--
-----------------------                                  RYDEX SERIES FUNDS
                                                         RYDEX DYNAMIC FUNDS

FUND/TRUST NAME PRINTS HERE

                                 PROXY FOR SPECIAL JOINT MEETING OF SHAREHOLDERS ON OCTOBER 4, 2007
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned  hereby appoints Joanna Haigney and Michael Byrum, or either of them,  proxy,  with full power of  substitution,  to represent and vote, as designated on the reverse side, all shares of stock the  undersigned is entitled to vote at the Special Joint
Meeting of Shareholders of Rydex Funds, to be held at the offices of Rydex Investments,  9601 Blackwell Road, Suite 500,  Rockville,
MD 20850 on Thursday,  October 4, 2007 at 4:30 p.m.  Eastern Time, or at any  adjournment  thereof,  with respect to the matters set forth on the reverse and described in the  accompanying  Notice of Special Joint  Meeting and Proxy  Statement,  receipt of which is hereby acknowledged.
                                                                       |
                                                                       |

                                                                                             DATED: __________________, 2007

                                                                               -----------------------------------------------------

                                                                               -----------------------------------------------------
                                                                               Signature(s)                        (SIGN IN THE BOX)
                                                                               (Please sign exactly as name appears at left)
                                                                               (If  stock  is  owned by more  than one  person,  all
                                                                               owners  should sign. Persons  signing  as  executors,
                                                                               administrators,  trustees  or  in similar  capacities
                                                                               should so indicate.)
                                                                                                                   RYDEX Funds - SD
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
                          |                       PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] |
                          |                       PLEASE DO NOT USE FINE POINT PENS.                                              |

                WHEN PROPERLY SIGNED, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER.

                               IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR THE PROPOSALS

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSALS 1, 2 AND 3.

                                                                                                         FOR    AGAINST   ABSTAIN

1.    THE APPROVAL OF A NEW INVESTMENT  ADVISORY  AGREEMENT  BETWEEN RYDEX SERIES FUNDS AND PADCO
      ADVISORS,  INC.* (All Rydex Series Funds EXCEPT Absolute Return Strategies Fund  and Hedged        [ ]      [ ]       [ ]
      Equity Fund)

2.    THE APPROVAL OF A NEW INVESTMENT  ADVISORY  AGREEMENT  BETWEEN RYDEX SERIES FUNDS AND PADCO        [ ]      [ ]       [ ]
      ADVISORS, INC.* (Absolute Return Strategies Fund and Hedged Equity Fund only)

3.    THE APPROVAL OF A NEW INVESTMENT  ADVISORY  AGREEMENT BETWEEN RYDEX DYNAMIC FUNDS AND PADCO        [ ]      [ ]       [ ]
      ADVISORS, INC.* (All Rydex Dynamic Funds)

* PADCO Advisors, Inc. and PADCO Advisors II, Inc. collectively do business as Rydex Investments.

                                              PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                                                             RYDEX Funds - SD     |
                                                                                                                                  |
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